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                                                                    EXHIBIT 32.1

      DISCLOSURE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Annual Report on Form 10-K of United Bancorp, Inc. (the "Company") for the year ended December 31, 2003 as amended (the "Report"), each of the undersigned, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




 /S/ David S. Hickman                                      March 30, 2004
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 David S. Hickman                                               Date
 Chairman and Chief Executive Officer
 (Principal Executive Officer)



 /S/ Dale L. Chadderdon                                    March 30, 2004
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 Dale L. Chadderdon                                             Date
 Senior Vice President, Secretary & Treasurer
 (Principal Financial Officer)